Cambria ETF Trust

Cambria Core Equity ETF (CCOR)

Supplement dated September 27, 2019
to the Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”) dated September 1, 2019, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of Cambria ETF Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Cambria Core Equity ETF (the “Target Fund”) into a corresponding, newly created series of Listed Funds Trust, the Core Alternative ETF (the “Acquiring Fund”). The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.

The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund. In addition, David Pursell, the senior portfolio manager of the Target Fund since its inception, is leaving Cambria Investment Management, L.P. (“Cambria”), the Target Fund’s current investment adviser, to serve as Managing Director of Core Alternative Capital, LLC (“Core Alternative”), the Acquiring Fund’s investment adviser. Mr. Pursell will also serve as a co-portfolio manager of the Acquiring Fund. The management fee of the Acquiring Fund is expected to be the same as that of the Target Fund, but the Acquiring Fund’s total annual fund operating expenses are expected to be less than those of the Target Fund.

Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by Target Fund shareholders, the Reorganization is expected to occur by the end of the fourth quarter of 2019.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-022-0100